1 INVESTOR PR ESENTA T IO N NOVEMBER 5 , 2021 1

FORWARD LOOKING STATEMENTS 2 Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, and which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information.

KEY TAKEAWAYS AND RECENT EVENTS STRATEGIC TRANSACTIONS BOURBON ORLEANS HOTEL ■ Acquired the 220-room Bourbon Orleans Hotel in New Orleans, Louisiana ■ 7.0% capitalization rate on 2019 Hotel NOI ■ 8.0% estimated stabilized capitalization rate HENDERSON PARK INN KEY TAKEAWAYS 1. $538MM of Available Liquidity 2. Pipeline of ROI Projects with 40%+ Estimated IRR 3. Emerging Acquisition Pipeline 4. ESG Leader The Lodge at Sonoma ■ Acquired the 37-room Henderson Park Inn in Destin, Florida ■ 7.0% capitalization rate on TTM Hotel NOI at the time of acquisition ■ 8.0% estimated stabilized capitalization rate

OPERATING UPDATE (1) The comparable operating information includes operating results for our 31-hotel portfolio, which includes our 2021 acquisitions and excludes our 2021 dispositions. (2) Preliminary results 2021 MONTHLY COMPARABLE OPERATING RESULTS(1) Occ ADR RevPAR Revenue Revenue B/(W) 2019 Jan 21.2% $192.48 $40.88 17,395 (69.0%) Feb 29.1% $216.02 $62.87 23,703 (62.5%) Mar 35.5% $234.19 $83.06 32,970 (57.7%) Apr 38.4% $227.18 $87.21 34,921 (55.5%) May 46.9% $222.93 $104.50 43,197 (49.2%) Jun 58.7% $222.16 $130.37 49,843 (40.4%) Jul 69.4% $242.18 $168.00 65,355 (12.5%) Aug 63.3% $227.45 $143.88 56,929 (21.8%) Sep 62.6% $245.31 $153.57 59,231 (26.5%) Oct(2) 66.8% $264.41 $176.59 70,000 (21.4%)

WHY DIAMONDROCK 5

DIAMONDROCK IS POSITIONED FOR OUTSIZED GROWTH 2022-2023 SETUP ROI PIPELINE STRONG/IMPROVING PORTFOLIO MARGIN IMPROVEMENT POTENTIAL OPPORTUNISTIC INVESTMENT 1 2 3 4 5 6

2022-2023 SETUP

DiamondRock Hospitality

FOUR HOTEL UP-BRANDINGS

- Sonoma Autograph Collection (Q2 2021)
- The Hythe, The Luxury Collection (Q4 2021)
- Margaritaville Key West Resort (Q4 2021)
- The Clio, The Luxury Collection (Q1 2022)

IMPROVING GROUP TRENDS

- Group ADR on the books for 2022 is $50/night above YTD 2021
- Group Revenue on the books for 2022 is 50% higher than 2021
- City-wide room nights in Boston, Chicago, and San Diego up 3% in 2022 and 5% in 2023 over 2019

MARGIN IMPROVEMENT POTENTIAL

- 50-200bps of long-term potential

RECENT ACQUISITIONS

- Henderson Park Inn – Destin, Florida
- Bourbon Orleans Hotel – New Orleans, Louisiana



THE HYTHE (RENDERING)



BOURBON ORLEANS

PROJECTS IN PROCESS 33 PROJECT COST IRR Estimated Completion $3.6MM 74% Q1 2022 PROJECT COST IRR Completed $9.8MM 25% Jul 2021 PROJECT COST IRR Estimated Completion $8.4MM 88% Nov 2021 JW MARRIOTT CHERRY CREEK SONOMA RENAISSANCE VAIL MARRIOTT

MARGARITAVILLE BEACH HOUSE KEY WEST Project Cost $3.5MM IRR 82% Estimated Completion Nov 2021 PROJECTS IN PROCESS

ROI PIPELINE: $90MM of ROI Projects at 35%+ IRRs PROPERTY PROJECT ESTIMATED CAPITAL SPEND(1) ESTIMATED INCREMENTAL EBITDA(1) ESTIMATED IRR(2) ESTIMATED COMPLETION LODGE AT SONOMA Autograph Collection Conversion $9.8 $1.4 25% Complete VAIL MARRIOTT Luxury Collection Brand Conversion $8.4 $3.4 88% Q4 2021 Rooftop Renovation and F&B Concept $4.7 $0.7 27% Q4 2021 DENVER JW MARRIOTT F&B and Public Space Renovation $2.5 $0.5 42% Q1 2022 Luxury Collection Brand Conversion $3.6 $1.2 74% Q1 2022 MARGARITAVILLE KEY WEST RESORT Rebranding $3.5 $1.3 82% Nov 2021 CHARLESTON RENAISSANCE F&B Repositioning $2.1 $0.5 52% Complete Total Upcoming/In Process $34.6 $9.0 58% ORCHARDS INN Resort Repositioning $19.8 $2.6 22% 2022 THE LANDING Additional 17 Keys $6.1 $1.2 42% 2022 BOSTON HILTON Additional 29 Keys $6.0 $1.0 33% 2022 Total in Planning $31.9 $4.8 28% Active ROI Pipeline $66.5 $13.8 44% Shadow ROI Pipeline $25MM of Capital Spend Estimated 20%+ IRR 11. Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas 2. Estimated IRR is calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

LOW/DECLINING EXPOSURE TO GROUND LEASES COMPANY % OF FEE GROUND LEASED # OF GROUND LEASED PROPERTIES PEB 33% 14 Properties HST 29% 22 Properties DRH 23% 6 Properties PK 21% 17 Properties DRH 21% 5 Properties SHO 19% 2 Properties XHR 12% 3 Properties Source: Company filings and/or website 11 Before Shorebreak Ground Lease Buyout After Shorebreak Ground Lease Buyout ■ Strong residual value ■ More control over operators ■ More financial flexibility BENEFITS OF LOW EXPOSURE TO GROUND LEASES

COMPANY HURRICANE MARKET EXPOSURE XHR 28% RLJ 24% PK 23% INN 21% HST 21% SHO 19% CLDT 17% DRH 16% BHR 16% HT 14% AHT 14% APLE 14% DRH 12% PEB 8% Before Frenchman’s Reef Disposition After Frenchman’s Reef Disposition ■ Lower risk of uninsured disruption ■ Long-term sustainability ■ Lower operating costs BENEFITS OF LOW EXPOSURE TO HURRICANE MARKETS Source: Robert W. Baird & Co Note: Exposure to Norfolk, VA, USVI, Florida, Charleston, SC, Houston, TX, and New Orleans, LA 12 LOW/DECLINING EXPOSURE TO HURRICANE MARKETS

■ Improved Operating Flexibility ■ Improves Cash Flow ■ Improves Multiple ■ Improves Asset Value ■ Risk Mitigation LOW/DECLINING EXPOSURE TO CBA BENEFITS OF LOW EXPOSURE TO CBAS COMPANY % OF ROOMS SUBJECT TO CBAS PK 39% SHO 35% PEB 34% DRH 30% BHR 27% DRH 22% HST 20% XHR 13% Before Lexington and Frenchman’s Dispositions After Lexington and Frenchman’s Dispositions Source: Robert W. Baird & Co 13

LOWEST EXPOSURE TO BRAND MANAGEMENT BENEFITS OF LOW EXPOSURE TO BRAND MANAGEMENT ■ Enhanced profitability ■ Superior cost management ■ Owner-centric capital management ■ More control COMPANY BRAND MANAGED HOTELS TOTAL HOTELS PK 70+ 80 HST 50+ 60 XHR 30 35 PEB 13 51 SHO 10 18 DRH 8 31 DRH 2 31 Source: Company reports, Analyst reports Before sweeping deal with Marriott After sweeping deal with Marriott 14

SWEEPING MARRIOTT DEAL INCREASES PORTFOLIO MARGINS +50BP In 2020, DRH entered into an agreement with Marriott to alter several brand and management contracts. FRANCHISE CONVERSIONS The following were converted from brand-managed to franchised properties: • Atlanta Marriott Alpharetta • Salt Lake City Marriott Downtown • The Lodge at Sonoma • Charleston Renaissance • Courtyard Manhattan 5th Avenue UP-BRANDING • The Vail Marriott Mountain Resort to up-brand to Luxury Collection Hotel • JW Marriott Cherry Creek to up-brand to Luxury Collection Hotel 15

UP TO 200BPS OF POTENTIAL LONG TERM MARGIN IMPROVEMENT Above the Hotel At the Hotel 50 – 150BPS: ■ Labor efficiency ■ Technology ■ F&B Outlets ■ Housekeeping ■ Lower allocated costs 50BPS: ■ Marriott Managed hotels converted to Franchise 16 LONG TERM MARGIN IMPROVEMENT POTENTIAL

POWERFUL CAPITAL RECYCLING THE LEXINGTON HOTEL ($185MM) FRENCHMAN’S REEF ($35MM) BOURBON ORLEANS ($89MM) HENDERSON PARK INN ($28MM) $220MM Cash Proceeds BENEFITS OF TRANSACTIONS ■ ACCRETIVE RECYCLING: Sold $220MM of assets at 5.4% cap rate on 2019 NOI. Utilized 54% of disposition proceeds to replace 63% of disposition NOI at 6.2% cap rate ■ RECYCLING CREATES BORROWING BASE COLLATERAL: Lexington and Frenchman’s were not eligible assets for unencumbered covenant tests. Recycling the proceeds into unencumbered hotels provides significant enhancement to these metrics ■ REDUCED EXPOSURE TO UNION HOTELS

BOURBON ORLEANS HOTEL (NEW ORLEANS, LA)

DIAMONDROCK HOSPITALITY



ACQUISITION DATE 7/29/21
PURCHASE PRICE $81 MILLION
LOCATION NEW ORLEANS, LA
NUMBER OF ROOMS 220



KEY DEAL HIGHLIGHTS

- Best located hotel in New Orleans. Corner of Bourbon and Orleans Streets in the center of French Quarter
- Off-market acquisition of a rare fee-simple, fully-unencumbered hotel of scale in the French Quarter
- Moratorium on new hotel construction in the French Quarter protects against new supply risks
- Consistently recognized by TripAdvisor as one of the Top 25 hotels in New Orleans
- One entire block of direct Bourbon Street retail frontage
- 7% NOI yield on 2019A and forecast stabilization at an 8% NOI yield on total investment; $40,000 per key in Hotel EBITDA

ACCOLADES FOR NEW ORLEANS

- Numerous "bucket list" demand generators: Jazz Fest, Mardi Gras, 2025 Super Bowl, 2022 NCAA Final Four
- #1 Place to Go In The World (New York Times)
- #2 City in the United States (Travel + Leisure)
- Platinum Choice Winner (Smart Meetings Magazine)
- "South's Best Food City" (Southern Living)
- Gold Travvy Award Winner for "Best Culinary Destination in the USA"
- #4 Most Popular Destination in the United States (TripAdvisor Traveler's Choice Awards)

UPSIDE OPPORTUNITIES

- Significant profit upside
  - Room segmentation and revenue management; 25% of inventory have balconies, 15% are bi-level suites
  - Enhanced F&B and event programming
  - Retail opportunities along Bourbon and Orleans Streets
  - Amenity and Cancellation Fees
- Recapture excess space to create incremental keys (formerly 250) and event venue space
- Reposition expansive but underutilized public spaces to maximize revenue

HOTEL LOCATION



North
0 0.25 Kilometer
0 0.25 Mile
LOUIS ARMSTRONG PARK
Marais St
Treme St
Henriette Delille St
Basin St
N Rampart St
FRENCH QUARTER
Burgundy St
Dauphine St
Bourbon St
Royal St
Exchange Pl
Chartres St
Decatur St
Canal St
Iberville St
Bienville St
Conti St
St Louis St
Toulouse St
St Peter St
Orleans Ave
St Ann St
Dumaine St
St Philip St
Ursulines Ave
Gov Nicholls St
Barracks St
Esplanade Ave
St Louis Cathedral
Cabildo
Presbytere
Jackson Square
Old Ursuline Convent
French Market
French Mkt Pl
N Peters St
Magazine St
To Barataria Preserve
Jean Lafitte NHP&P French Quarter Visitor Center
New Orleans Jazz NHP Visitor Center
Old U.S. Mint
Elysian Fields Ave
To Chalmette Battlefield
Decatur St

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 4, 2021. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

HENDERSON PARK INN (DESTIN, FL)

DIAMONDROCK HOSPITALITY



ACQUISITION DATE 7/30/21
PURCHASE PRICE $27.5 MILLION
LOCATION DESTIN, FL
NUMBER OF ROOMS 37



KEY DEAL HIGHLIGHTS

- Consistently recognized by TripAdvisor as one of the Top 25 Hotels in the U.S. and named by Coastal Living as one of the 10 Best Beach Hotels in Florida
- Best located resort in the market; A+ beachfront location on the white sands of Florida's "Emerald Coast"
- Explosive population growth in feeder markets (Houston, Dallas, Atlanta, Nashville, Birmingham); outpaced U.S. growth 2.5-to-1
- >$450+ annual ADR (2019A) or nearly 2x DRH portfolio average
- 7% capitalization rate on trailing 12 months NOI; stabilization at 8% NOI yield or $70,000/key in Hotel EBITDA
- Only independent beachfront resort in Destin

UPSIDE OPPORTUNITIES

- Significant revenue upside
  - Introduce room segmentation and variable pricing to formerly owner operated resort
  - Benefit from cluster and synergies with other DRH Resorts
  - Enhanced F&B programming
- Covered Land Play: Purchase Price = Land Value. Fully entitled for larger oceanfront hotel or residential



LOCATION AND FEEDER MARKETS



Memphis: 7.5hrs/500 miles
Birmingham: 4hrs/260miles
Nashville: 7hrs/500 miles
Atlanta: 5hrs/311 miles
Houston: 9hrs/600 miles
New Orleans: 4hrs/270 miles
Tallahassee: 2.5hrs/150 miles
Jacksonville: 4.5hrs/320 miles
Orlando: 6hrs/400 miles
Destin

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 4, 2021. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

20 PORTFOLIO

DIAMONDROCK AT A GLANCE 9,100 ROOMS 31 PROPERTIES 22 GEOGRAPHICAL MARKETS LOCATION EBITDA LOCATION EBITDA Boston, MA 16% Denver, CO 4% Chicago, IL 16% Phoenix, AZ 3% New York, NY 7% Burlington, VT 3% Washington, DC 6% Sonoma, CA 3% Ft. Lauderdale, FL 6% New Orleans, LA 3% Ft. Worth, TX 5% Atlanta, GA 3% San Francisco, CA 5% Charleston, SC 2% San Diego, CA 4% Key West, FL 2% Salt Lake City, UT 4% Huntingdon Beach, CA 2% Vail, CO 4% Lake Tahoe, CA 1% Sedona, AZ 4% Destin, FL 1% DIVERSIFIED GEOGRAPHICAL SOURCES OF EBITDA VARIOUS SOURCES OF REVENUE DIVERSIFIED PORTFOLIO WITH FOCUS ON RESORT AND LIFESTYLE PROPERTIES Urban Gateway 58% Resort and Lifestyle 42% Urban Lifestyle 39% Luxury Resorts 28% Lifestyle Resorts 33% Q1 Q2 Q3 Q4 ■ Contract/0ther ■ Leisure Transient ■ Business Transient ■ Group NOTE: All operating information is based on 2019 results, pro forma for 2021 acquisitions and excludes 2021 dispositions.

PORTFOLIO: DATA TABLE KEYS REVPAR TREVPAR REVENUE/KEY % OF 2019 EBITDA LUXURY RESORT 611 268.98 496.40 181.18 11% LIFESTYLE RESORT 1,216 189.50 307.37 111.96 15% LIFESTYLE URBAN 1,491 185.11 255.83 93.20 16% RESORT/LIFESTYLE 3,318 202.19 319.07 116.27 42% URBAN GATEWAY 5,815 175.91 239.77 87.52 58% TOTAL 9,133 185.44 268.54 97.96 100% 22

PORTFOLIO: OPERATOR AND GUEST MIX DIVERSIFICATION 23 2019 ACTUAL PRO FORMA FOR LEXINGTON DISPOITION AND ACQUISITIONS Corporate - Group, 21% Leisure - Group, 7% Leisure - Transient, 34% Corporate - Transient, 38% Corporat e - Group 20% Leisure - Group 7% Leisure - Transient 36% Corporat e - Transient 37% 41% LEISURE 59% CORPORATE 43% LEISURE 57% CORPORATE ■ Aimbridge, 28% ■ Marriott, 19% ■ Hei Hotels & Resorts, 17% ■ Sage Hospitality, 10% 4% 4% 4% 4% 5% 10% 17% 19% 28% 2% 1% ■ Kimpton, 5% ■ Ft Baker Management, 4% ■ Evolution Hospitality, 4% ■ Vail Resorts, 4% ■ Highgate Hotels, 4% ■ Ocean Properties, 2% ■ Viceroy, 1%

STRONG RESORT MARKET PRESENCE

DIAMONDROCK HOSPITALITY

APPROXIMATELY 1/3 OF PORTFOLIO LOCATED IN DESTINATION RESORT MARKETS.

LIFESTYLE URBAN

BURLINGTON, VT


Hilton

HILTON BURLINGTON LAKE CHAMPION
(Hilton)

CHARLESTON, SC



RENAISSANCE CHARLESTON
HISTORIC DISTRICT HOTEL
(Marriott)

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL
(Marriott)

DENVER, CO



JW MARRIOTT DENVER AT CHERRY CREEK
(Marriott)

PHOENIX, AZ



HOTEL PALOMAR PHOENIX
(Intercontinental Hotel Group)

SAN FRANCISCO, CA



HOTEL EMBLEM SAN FRANCISCO
(Independent)

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL
(Independent)

LIFESTYLE RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT
(Marriott)

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK
HUNTINGTON BEACH RESORT
(Intercontinental Hotel Group)

KEY WEST, FL



HAVANA CABANA
(Independent)

KEY WEST, FL



BARBARY BEACH HOUSE KEY WEST
(Independent)

LAKE TAHOE, CA



LANDING RESORT AND SPA
(Independent)

SEDONA, AZ



ORCHARDS INN
(Independent)

SONOMA, CA



THE LODGE AT SONOMA
A RENAISSANCE RESORT & SPA
(Marriott)

LUXURY RESORT

SAUSALITO, CA



CAVALLO POINT
(Independent)

SEDONA, AZ



L'AUBERGE DE SEDONA
(Independent)

VAIL, CO



VAIL MARRIOTT MOUNTAIN RESORT & SPA
(Marriott)

DESTIN, FL



HENDERSON PARK INN
(Independent)

19 HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS APPROXIMATELY 2/3 OF PORTFOLIO LOCATED IN TOP, GATEWAY MARKETS. ALPHARETTA, GA ATLANTA MARRIOTT ALPHARETTA (Marriott) BOSTON, MA SALT LAKE CITY, UTNEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT DOWNTOWN (Marriott) WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN (Hilton) BOSTON, MA NEW YORK, NY WESTIN BOSTON WATERFRONT (Marriott) COURTYARD DENVER DOWNTOWN (Marriott) WESTIN WASHINGTON, D.C. CITY CENTER (Marriott) WORTHINGTON RENAISSANCE FORT WORTH (Marriott) BETHESDA MARRIOTT SUITES (Marriott) NEW YORK, NY WESTIN SAN DIEGO (Marriott) COURTYARD MANHATTAN/FIFTH AVENUE (Marriott) COURTYARD MANHATTAN/MIDTOWN EAST (Marriott) HILTON GARDEN TIMES SQUARE (Hilton) SALT LAKE CITY MARRIOTT DOWNTOWN (Marriott)

26 BALANCE SHEET

DIAMONDROCK BALANCE SHEET PROFILE LEVERAGE BELOW PEER AVERAGE(3) PRO FORMA FUTURE DEBT MATURITIES(2) 2021 2022 2023 2024 2025 ■ Secured Debt ■ Term Loan ■ Revolver ■ Undrawn Revolver ■ $300MM+ of Investment Capacity ■ $538MM liquidity available in cash and revolver capacity(1) (1) As of 9/30/21 (2) Assumes all extension rights are exercised on revolver (2023() and Salt Lake City mortgage (2022). Credit facility based on $0 balance as of 6/30/21. (3) Source: Baird, 2023E Net Debt + Preferred / 2023E EBITDA 11.3 10.1 9.8 7.3 7.2 6.1 5.7 5.6 5.3 4.6 4.2 3.5 3.2 2.9 HT AHT BHR PEB INN CLDT RLJ RHP PK DRH XHR HST SHO APLE

28 ESG LEADERSHIP

ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 3ENVIRONMENTAL 4SOCIAL 1GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 DRH GRESB Score 53 75 81 84 86 Peer Score Average(1) 57 58 69 69 72 Index to Peer Score Average 93% 129% 117% 122% 119% RESPONSIBLE CORPORATE CITIZEN